SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                             HOMESTEAD BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             HOMESTEAD BANCORP, INC.
                             195 North Sixth Street
                          Ponchatoula, Louisiana 70454
                                 (504) 386-3379

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 21, 1999

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Homestead Bancorp, Inc. (the "Company") will be held at the Company's office located at 195 North Sixth Street, Ponchatoula, Louisiana 70454 on Wednesday, April 21, 1999 at 10:00 a.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

         (1) To elect two directors for terms of three years or until their successors have been elected and qualified;

         (2)      To adopt the 1999 Stock Option Plan;

         (3)      To adopt the 1999  Recognition  and  Retention  Plan and Trust
                  Agreement;

         (4)      To ratify the  appointment of Hannis T.  Bourgeois,  L.L.P. as
                  the  Company's   independent  auditors  for  the  year  ending
                  December 31, 1999;

         (5) To transact such other business as may properly come before the meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the meeting, management is not aware of any other such business.

         Stockholders of record of the Company as of the close of business on March 3, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                       BY ORDER OF THE BOARD OF DIRECTORS



                                           /s/Lawrence C. Caldwell, Jr.,
                                           -----------------------------
                                           Lawrence C. Caldwell, Jr.,
                                           President and Chief Executive Officer

Ponchatoula, Louisiana
March 19, 1999


--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                             HOMESTEAD BANCORP, INC.


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS

                                 April 21, 1999


       This Proxy Statement is being furnished to the holders of common stock, par value $.01 per share ("Common Stock"), of Homestead Bancorp, Inc. (the "Company"), which acquired all of the common stock of Ponchatoula Homestead Savings, F.A. (the "Association") in connection with the reorganization of the Association from the mutual holding company structure to the stock holding company structure in July 1998 (the "Conversion").

       Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Company's office located at 195 North Sixth Street, Ponchatoula, Louisiana 70454 on Wednesday, April 21, 1999 at 10:00 a.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 19, 1999.

       Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described herein and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

       Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Barbara B. Theriot, Secretary, Homestead Bancorp, Inc., 195 North Sixth Street, Ponchatoula, Louisiana 70454); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                            VOTING AND REQUIRED VOTES

       Only stockholders of record at the close of business on March 3, 1999 (the "Voting Record Date"") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,377,870 shares of Common Stock issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock outstanding is entitled to one vote at the Annual Meeting on each matter properly presented at the Annual Meeting.

       Directors are elected by a plurality of the votes cast with a quorum present. A quorum consists of stockholders representing, either in person or by proxy, a majority of the outstanding Common Stock entitled to vote at the meeting. Abstentions are considered in determining the presence of a quorum but will not affect the plurality vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy is required to ratify the appointment of the independent auditors. Under rules applicable to broker-dealers, the election of directors and the ratification of the auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

       The proposals to approve the 1999 Stock Option Plan (the "Option Plan") and the 1999 Recognition and Retention Plan and Trust Agreement (the "Recognition Plan") require the affirmative vote of the holders of a majority of the total votes eligible to be cast in person or by proxy at the meeting for approval. These two proposals are "non-discretionary" items upon which brokerage firms may not vote unless their clients have furnished voting instructions on such proposals. As a result, there may be "broker non-votes" at the meeting. Because of the required votes, abstentions and broker non-votes will have the same effect as a vote against the proposals to approve the Option Plan and the Recognition Plan.

          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                   WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

       The Bylaws of the Company presently provide that the Board of Directors shall consist of seven members, and the Articles of Incorporation and Bylaws of the Company presently provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years or until their successors are elected and qualified. One class of directors is to be elected annually. There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected or nominated as a director, and no director or nominee for director is related to any other director, nominee for director or executive officer of the Company by blood, marriage or adoption.

       Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

                                                      Position with the Company and the
                                                    Association and Principal Occupation                        Director
Name                                   Age(1)          During the Past Five Years                               Since(2)
----                                   ------          --------------------------                               --------
                                                  Nominees for Term Expiring in 2002
Robert H. Gabriel                        43       Director, President of Gabriel Bldg. Supply                      1996
                                                  Co., Inc., Ponchatoula, Louisiana, since
                                                  1982.

Barbara B. Theriot                       54       Director; Secretary and Treasurer of the                         1994
                                                  Company since February 1998 and of the
                                                  Association since 1984.

The Board of Directors recommends that you vote FOR the election of the above nominees for director.

                                                  Directors Whose Terms Expire in 2000
Lawrence C. Caldwell, Jr.                51       Director, President and Chief Executive                          1984
                                                  Officer of the Company since February 1998
                                                  and of the Association since January 1994.
                                                  From 1984 until January 1994, served as
                                                  Executive Vice President and Chief
                                                  Executive Office of the Association.  Present
                                                  Chairman of Louisiana League of Savings
                                                  Institutions and Commissioner on the
                                                  Louisiana Housing Finance Agency.

Dennis E. James                          39       Director, Audit Partner with Durnin &                            1996
                                                  James,    CPA,    Ponchatoula,
                                                  Louisiana, since 1987.


Allen B. Pierson, Jr.                    62       Director, Attorney and, from 1991 to May                         1989(3)
                                                  1996, a Partner with the law firm of
                                                  Matheny and Pierson, Ponchatoula,
                                                  Louisiana.


                                                                                                  (Footnotes on next page)

                                                      Position with the Company and the
                                                    Association and Principal Occupation                        Director
Name                                   Age(1)          During the Past Five Years                               Since(2)
----                                   ------          --------------------------                               --------
                                                  Directors Whose Terms Expire in 2001

John C. Bohning                          57       Director, President and manager of                              1974
                                                  Bohning's Supermarket, Ponchatoula,
                                                  Louisiana, since 1961

Milton J. Schanzbach                     72       Chairman of the Board; Retired optometrist.                     1978

----------------
(1)   As of December 31, 1998.
(2)   Includes service as a director of the Association.
(3) In addition, Mr. Pierson served as a director of the Association from 1969 to 1983.


Stockholder Nominations

       Article 6.F of the Company's Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 120 days prior to the anniversary date of the initial mailing of proxy materials by the Company in connection with the immediately preceding annual meeting, except that stockholder nominations with respect to the 1999 Annual Meeting were required to be received by January 4, 1999. Article 6.F also requires the notice of stockholder nominations to provide certain information.

Board Meetings and Committees

       The Board of Directors of the Company met 12 times during the year ended December 31, 1998. Directors of the Company receive no fees from the Company for attending Board of Directors meetings or committee meetings. The Board of Directors has an audit committee as described below. The Board of Directors of the Company does not have any separate executive, compensation or nominating committees. No director of the Company attended fewer than 75% in the aggregate of the meetings of the Board of Directors held during 1998 and the total number of meetings held by all committees of the Board on which he served during the year.

       The Audit Committee reviews the scope and results of the audit performed by the Company's independent auditors and reviews with management and such independent auditors the Company's system of internal control and audit. The Audit Committee also reviews all examination and other reports by federal banking regulators. The members of the Audit Committee for both the Company and the Association are Messrs. Schanzbach (Chairman), Bohning, Gabriel, James and Pierson. The Audit Committee is the same for the Company and the Association and met once in 1998.

       The full Board of Directors of the Company serves as the Nominating Committee and met once during 1998 in such capacity. Although the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders of the Company. Article 6.F of the Company's Articles of Incorporation provides certain procedures which stockholders must follow in making director nominations.

       Regular meetings of the Board of Directors of the Association are held once a month and special meetings of the Board of Directors are held from time-to-time as needed. There were 12 meetings of the Board of Directors of the Association held during 1998. No director attended fewer than 75% of the total number of meetings of the Board of Directors of the Association during 1998 and the total number of meetings held by all committees of the Board on which the director served during such year.

       The Board of Directors of the Association has established an Executive Committee, which is authorized to act with the same authority as the Board of Directors between meetings of the Board. Currently, the entire Board of Directors serves as members of this Committee. The Executive Committee met 38 times during 1998.

       The Board of Directors has established a Compensation Committee to administer employee benefit plans and to review existing compensation. The Compensation Committee consists of the five non-employee directors of the Association and met once during 1998.

       The entire Board of Directors performs the functions of an audit committee and of a nominating committee. Article II, Section 14 of the Bylaws of Ponchatoula provides that the Board of Directors shall act as a nominating committee for selecting the nominees for election as directors. The Board of Directors, acting in its capacity as the nominating committee, met once during 1998.

Directors' Compensation

       Each director of the Association receives $400 per month (paid semi-annually) for service on the Board of Directors and $450 per month (paid semi-annually) for service on the Association's Executive Committee. Mr. Schanzbach receives an additional $300 per month (paid monthly) as Chairman of the Board of Directors of the Association.

Executive Officers Who Are Not Directors

       The only executive officer of the Company who is not a director is Kelly Morse, who has been the Comptroller and Chief Financial Officer of the Company since February 1998 and Comptroller of the Association since November 1993. Mr. Morse is 31 years old at December 31, 1998. There are no arrangements or understandings between the Company and Mr. Morse pursuant to which he was elected an executive officer of the Company, and he is not related to any director or officer of the Company by blood, marriage or adoption.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act"), who or which was known to the

Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, and (iii) all directors and executive officers of the Company and the Association as a group.

                                                                        Common Stock
                                                                 Beneficially Owned as of
                                                                   March 3, 1999(1)(2)(3)
                                                                 ------------------------
       Name of Beneficial Owner                                    Amount              %
       ------------------------                                    ------            ----
Homestead Bancorp, Inc.
Employee Stock Ownership Plan Trust
195 North Sixth Street
Ponchatoula, Louisiana 70454                                       89,563(4)          6.5%

David M. Knott
485 Underhill Boulevard, Suite 205
Syosset, New York 11791                                           104,000(5)          7.5%

Directors:
  John C. Bohning                                                   9,326              .7%
  Lawrence C. Caldwell, Jr.                                        43,244(6)          3.1%
  Robert H. Gabriel                                                 6,749(7)           .5%
  Dennis E. James                                                   4,931(8)           .4%
  Allen B. Pierson, Jr.                                            32,007             2.3%
  Milton J. Schanzbach                                              9,999(9)           .7%
  Barbara B. Theriot                                               27,192(10)         2.0%
All directors and executive officers of the  Company
  and the Association as a group (eight persons)                  135,823             9.8%

-------------
(1) Based upon information furnished by the respective persons. Pursuant to rules promulgated under the 1934 Act, a person is deemed to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares; or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting power and sole investment power with respect to the indicated shares.

(2) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of Common Stock which may be acquired within 60 days of the date shown pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other person or group. The amounts set forth in the table include shares which may be received upon the exercise of stock options pursuant to the 1996 Stock Incentive Plan within 60 days of the date shown as follows: for Mrs. Theriot, 2,024 shares; for Mr. Caldwell, 3,540 shares; and for all directors and executive officers as a group, 5,794 shares.

                                              (Footnotes continued on next page)

(3) Includes unvested restricted shares granted pursuant to the Company's Management Recognition Plans adopted in 1996 ("MRPs") as follows: for each of Messrs. Bohning, Schanzbach, James and Pierson, 338 shares; for Mr. Gabriel, 91 shares; for Mrs. Theriot, 1,219 shares; for Mr. Caldwell, 2,130 shares; and for all directors and executive officers as a group, 5,308 shares. While these restricted shares have not yet vested or been distributed to the recipient of the grant, the grant recipients are entitled to vote the restricted shares.

(4) The Homestead Bancorp, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Homestead Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Caldwell, James and Kelly Morse, who act as trustees of the plan ("Trustees"). As of the Voting Record Date, 85,085 shares of Common Stock held in the Trust were unallocated and 4,478 shares had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees and will generally vote unallocated shares held in the ESOP in the same proportion for and against proposals to stockholders as the ESOP participants and beneficiaries actually vote shares of Common Stock allocated to their individual accounts, subject in each case to the fiduciary duties of the ESOP trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. The amount of Common Stock beneficially owned by each individual trustee or all directors and executive officers as a group does not include the unallocated shares held by the Trust. The total for all directors and executive officers as a group includes 1,231 shares allocated to the ESOP accounts of the three executive officers.

(5)    In his Schedule 13G, Mr. Knott claimed sole voting and dispositive  power
       over  57,700  shares  and  shared  voting  and  dispositive   power  with
       unspecified persons over the remaining 46,300 shares.

(6) Includes 3,522 shares which are owned jointly with Mr. Caldwell's spouse, 2,000 shares owned by his spouse and 30,073 shares held by the Association's Profit Sharing Plan for the account of Mr. Caldwell.

(7)    Includes 500 shares held for Mr. Gabriel's children.

(8)    Includes 739 shares which are owned jointly with Mr. James' spouse.

(9) Includes 8,044 shares which are owned jointly with Mr. Schanzbach's spouse.

(10) Includes 6,696 shares which are owned jointly with Mrs. Theriot's spouse and 16,039 shares held by the Association's Profit Sharing Plan for the account of Mrs. Theriot.

Section 16(a) Beneficial Ownership Reporting Compliance

       Under Section 16(a) of the 1934 Act, the Company's directors, officers and any persons holding more than 10% of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission ("Commission") and the National Association of Securities Dealers, Inc. ("NASD") by specific dates. Based on representations of its directors and officers and copies of the reports that they have filed with the Commission and the NASD, the Company believes that all of these filing requirements were satisfied by the Company's directors and officers in the year ended December 31, 1998.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

       The Company has not yet paid separate compensation directly to its officers. The following table sets forth a summary of certain information concerning the compensation paid by the Association for services rendered in all capacities during the year ended December 31, 1998 to the President and Chief Executive Officer of the Company and the Association. No executive officer of the Association received total compensation in excess of $100,000 during 1998.

                                              Annual Compensation               Long-Term Compensation
                                                                                        Awards              Payouts
                                      ------------------------------------   ----------------------------   -------
                                                              Other                           Securities
         Name and            Fiscal                           Annual          Restricted      Underlying      LTIP       All Other
    Principal Position        Year    Salary(1)   Bonus    Compensation(2)   Stock Award(3)   Options(4)    Payouts  Compensation(5)
    ------------------        ----    ---------   -----    ---------------   --------------   ----------    -------  ---------------
Lawrence C. Caldwell, Jr.     1998     $88,410    $5,358        --             $    --            --          --        $ 11,784
  President and Chief         1997      82,200     5,016        --                  --            --          --          10,764
  Executive Officer           1996      81,000     3,540        --              15,090         8,862          --          10,624

--------------
(1) Includes Board fees of $10,200 in each of 1998, 1997 and 1996. See "- Directors' Compensation."

(2) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Company, the costs to the Company of providing such benefits to the named executive officer during the year ended December 31, 1998 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such individual.

(3) Represents the grant of 3,543 shares of restricted Common Stock pursuant to the 1996 Management Recognition Plan for Officers, which shares were deemed to have had the indicated value at the date of grant. The remaining unvested shares of restricted stock had a fair market value of $17,306 at December 31, 1998, based on the $8.125 per share closing market price on such date. The award vests at the rate of 20% a year over a five-year period commencing on the first anniversary of the date of grant, and dividends are paid on the restricted shares.

(4) Consists of stock options granted pursuant to the 1996 Stock Incentive Plan, which options vest and are exercisable at the rate of 20% a year over a five-year period commencing on the first anniversary of the date of grant.

(5) Consists of amounts allocated, accrued or paid by Ponchatoula on behalf of Mr. Caldwell pursuant to the Association's Profit Sharing Plan and, in 1998, $4,609 of Common Stock allocated to Mr.
       Caldwell's ESOP account.

Employment Agreements

       In connection with the Conversion, the Company and the Association (the "Employers") entered into employment agreements with each of Mr. Caldwell and Ms. Theriot. The Employers have agreed to employ the executives for a term of three years commencing July 17, 1998, in each case in their current respective positions. The agreements provide that Mr. Caldwell and Ms. Theriot will initially be paid their current salary levels of $79,560 and $57,120, respectively. The executives' compensation and expenses shall be paid by the Company and the Association in the same proportion as the time and services actually expended by the executives on behalf of each respective Employer. The employment agreements will be reviewed annually, and the term of the executives' employment agreements shall be extended each year for a successive additional one-year period upon the approval of the Employers' Boards of Directors, unless either party elects, not less than 30 days prior to the annual anniversary date, not to extend the employment term.

       Each of the employment agreements are terminable with or without cause by the Employers. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or after termination by the Employers for cause, disability or retirement. The agreements provide for certain benefits in the event of the executive's death. In the event that (i) either executive terminates his or her employment because of failure to comply with any material provision of the employment agreement or the Employers change the executive's title or duties or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the executive as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control of the Company, as defined, then the executives will be entitled to a cash severance amount equal to three times his or her average annual compensation for the last five calendar years, plus the continuation of certain miscellaneous fringe benefits, subject to reduction pursuant to Section 280G of the Code as set forth below in the event of a change in control.

       A change in control is generally defined in the employment agreements to include any change in control of the Company required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 20% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any three-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

       Each employment agreement provides that, in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced by the amount which is the minimum necessary to result in the payments not exceeding three times the recipient's average annual compensation from the employer which was includable in the recipient's gross income during the most recent five taxable years (the "Section 280G Limit"). As a result, none of the severance payments will be subject to a 20% excise tax, and the Employers will be able to deduct such payments as compensation expense for federal income tax purposes. If a change in control was to occur in 1999, the Section 280G Limit for Mr. Caldwell and Ms. Theriot would be approximately $261,000 and $185,000, respectively.

       Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect. The Company and/or the Association may determine to enter into similar employment agreements with other officers in the future.

Existing Stock Options

        No stock options were granted in 1998, and no options were exercised by executive officers during 1998. Each non-employee director of the Company exercised his stock options during 1998, resulting in options for a total of 5,626 shares being exercised. The following table sets forth, with respect to the executive officer named in the Summary Compensation Table, information with respect to the number of shares of Common Stock covered by options held at the end of the fiscal year and the value with respect thereto.

                                                                         Number of                      Value of Unexercised
                                   Shares                           Unexercised Options                 in the Money Options
                                  Acquired                           at Fiscal Year End                 at Fiscal Year End(1)
                                     on           Value      --------------------------------    ---------------------------------
             Name                 Exercise       Realized      Exercisable      Unexercisable      Exercisable       Unexercisable
----------------------------    -----------    ----------    -------------   ----------------    -------------    ----------------
Lawrence C. Caldwell, Jr.            --             --            3,540            5,322             $13,682            $20,570

-------------------------
(1) Based on a per share market price of the Ponchatoula Common Stock of $8.125 at December 31, 1998, minus the applicable exercise price per share.


Profit Sharing Plan

       The Association maintains an Employee Profit Sharing Trust (the "Profit Sharing Plan"), which is a tax-qualified defined contribution plan. Full-time employees who have been credited with at least six consecutive months of service and who have attained age 20 are eligible to participate in the Profit Sharing Plan. Under the Profit Sharing Plan, a separate account is established for each participating employee, and the Association may make discretionary contributions to the Profit Sharing Plan which are allocated to the participants' accounts. Distributions from the Profit Sharing Plan are made upon termination of service either in a lump sum or in installments over a period not to exceed the greater of the life expectancy of the participant or the joint survivor life expectancy of the participant and his or her designated beneficiary, or upon application in case of specified financial hardship.

       The Profit Sharing Plan was amended in 1994 to permit each participant to direct the trustee of the plan with respect to the investment of his or her vested account balances within the plan into four alternative investment funds, including a Fixed Income Fund; the Vanguard Wellington Fund; an Employer Stock Fund; and the Vanguard Windsor II Fund. The Profit Sharing Plan purchased shares of Common Stock on August 31, 1994 in connection with the initial formation of Homestead Mutual Holding Company and on July 17, 1998 in connection with the Conversion. Such shares were purchased in accordance with instructions from participants who authorized their vested account balances to be used to purchase Common Stock. As of the Voting Record Date, the Profit Sharing Plan held 81,951shares of Common Stock. Each participant has the right to direct the trustee as to the manner in which whole and partial shares of Common Stock allocated to his or her account are to be voted. The trustee shall vote allocated shares of Common Stock for which it has not received directions from a participant, and any unallocated shares, in the same proportion for and against proposals to stockholders of the Company as participants and their beneficiaries actually vote shares of Common Stock which have been allocated to their individual participant's accounts.

       Prior to April 1, 1998, participants were not permitted to make contributions to their accounts within the Profit Sharing Plan. The plan was amended effective April 1, 1998 to incorporate a 401(k) feature, pursuant to which employees are permitted to contribute a portion of their annual base salary (excluding incentive bonuses, stock benefit plans and any other form of compensation), with the annual contribution not to exceed $10,000 in 1999. The Association will make matching contributions equal to 100% of each employee's contribution up to 7.5% of the employee's annual base salary. As of April 1, 1998, the investment alternatives available to participants were expanded to include nine different mutual funds (equity funds, bond funds and money market funds), the Common Stock, deposit accounts and whole life insurance.
An independent third party administrator administers the amended plan.

Employee Stock Ownership Plan

       The Company has established the ESOP for employees of the Company and the Association to become effective upon the Conversion. Full-time employees of the Company and the Association who have been credited with at least 1,000 hours of service during a twelve-month period are eligible to participate in the ESOP.

       The ESOP borrowed $895,630 from the Company in order to fund the purchase of 8% of the Common Stock sold in the subscription offering in the Conversion. The amount of the loan equaled 100% of the aggregate purchase price of the Common Stock acquired by the ESOP. The loan to the ESOP is being repaid principally from the Company's and the Association's contributions to the ESOP over a period of 10 years, and the collateral for the loan is the Common Stock purchased by the ESOP. The interest rate for the ESOP loan is a fixed rate of 8.5%. The Company may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of treasury shares by the Company. Such purchases, if made, would be funded through additional borrowings by the ESOP or additional contributions from the Company. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

       Shares purchased by the ESOP with the proceeds of the loan are held in a suspense account and released to participants on a pro rata basis as debt service payments are made. Shares released from the ESOP are allocated to each eligible participant's ESOP account based on the ratio of each such participant's base compensation to the total base compensation of all eligible ESOP participants. Forfeitures will be reallocated among remaining participating employees and may reduce any amount the Company might otherwise have contributed to the ESOP. Upon the completion of three years of service, the account balances of participants within the ESOP will become 20% vested and will continue to vest at the rate of 20% for each additional year of service completed by the participant, such that a participant will become 100% vested upon the completion of seven years of service. Credit is given for years of service with the Association prior to adoption of the ESOP. In the case of a "change in control," as defined, however, participants will become immediately fully vested in their account balances. Benefits may be payable upon retirement or separation from service. The Company's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

       Messrs. Caldwell, James and Morse serve as trustees of the ESOP. Under the ESOP, the trustees must generally vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and unallocated shares will generally be voted in the same ratio on any matter as those allocated shares for which instructions are given, in each case subject to the requirements of applicable law and the fiduciary duties of the trustees.

       Generally accepted accounting principles require that any third party borrowing by the ESOP be reflected as a liability on the Company's statement of financial condition. Since the ESOP's loan is from the Company, the loan is not treated as a liability, but rather the amount of the loan is deducted from stockholders' equity. If the ESOP purchases newly issued shares from the Company, total stockholders' equity would neither increase nor decrease, but per share stockholders' equity and per share net earnings would decrease as the newly issued shares are allocated to the ESOP participants.

       The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations of the Internal Revenue Service and the Department of Labor thereunder.

Indebtedness of Management

       The Association offers mortgage loans to its directors, officers and full-time employees for the financing of their primary residences and certain other loans in accordance with applicable federal laws and regulations. Since August 1989, all loans made by the Association to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be (i) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties, and (ii) not involve more than the normal risk of repayment or present other unfavorable features.

       The table on the following page sets forth information as to all directors and executive officers, including members of their immediate families and affiliated entities, who had loans with the Association aggregating $60,000 or more during the year ended December 31, 1998. These loans generally were made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief by management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

                                                                                       Highest
                                                                                      Principal
                                                                   Year              Balance from        Principal        Interest
      Name and Position                  Nature of                 Loan                1/1/98 to         Balance at       Rate as of
       or Relationship                 Indebtedness                Made                12/31/98          12/31/98         12/31/98
       ---------------                 ------------                ----                --------          --------         --------
John C. Bohning,                    Second mortgage                1986                 $64,503           $57,905           8.000%
 Director                           Signature Loan                 1998                  50,000            50,000           8.500

Lawrence C. Caldwell, Jr.,          First mortgage(1)              1986                  67,182            62,065           8.125
 President and                      First mortgage                 1996                  73,147                --           8.000
 Chief Executive Officer            First mortgage                 1998                  95,000            93,279           6.950
                                    Signature loan                 1997                   6,000                --           8.500

Allen B. Pierson, Jr.,              First mortgage(2)              1985                  39,672            35,974           7.750
 Director                           First mortgage(2)              1986                  28,380            26,115           8.250
                                    First mortgage                 1997                  28,647            28,647           8.750

----------------------

(1) The mortgage was assumed by another borrower, but Mr. Caldwell has secondary liability on the mortgage.

(2)    The mortgage is secured by rental property.


Certain Transactions

       Allen B. Pierson, Jr., a director of the Company and the Association, is an attorney and receives a retainer from the Association of $350 per month. In addition, during the year ended December 31, 1998, the fees paid by the Association to Mr. Pierson (exclusive of the above described retainer) amounted to approximately $11,794 in connection with loan closings.


                  PROPOSAL TO ADOPT THE 1999 STOCK OPTION PLAN

General

       The Board of Directors has adopted the Option Plan which is designed to attract and retain qualified personnel in key positions, provide directors, officers and key employees with a proprietary interest in the Company and as an incentive to contribute to the success of the Company, and reward key employees for outstanding performance. The Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended ("Code")

("incentive stock options"), non-qualified or compensatory stock options and stock appreciation rights (collectively "Awards"). Awards will be available for grant to directors and key employees of the Company and any of its subsidiaries, except that non-employee directors will be eligible to receive only awards of non-qualified stock options. If stockholder approval is obtained, options to acquire shares of Common Stock will be awarded to officers, key employees and directors of the Company and the Association with an exercise price equal to the fair market value of the Common Stock on the date of grant.

Description of the Option Plan

       The following description of the Option Plan is a summary of its terms and is qualified in its entirety by reference to the Option Plan, a copy of which is attached hereto as Appendix A.

       Administration. The Option Plan will be administered and interpreted by a committee of the Board of Directors ("Committee") that is comprised solely of two or more non-employee directors. The members of the Committee will initially consist of each of the non-employee directors.

       Stock Options. Under the Option Plan, the Board of Directors or the Committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of Common Stock. The per share exercise price of both an incentive stock and a compensatory option shall at least equal the fair market value of a share of Common Stock on the date the option is granted (or 110% of fair market value in the case of incentive stock options granted to employees who are 5% stockholders).

       All options granted to participants under the Option Plan shall become vested and exercisable at the rate of 20% per year on each annual anniversary of the date the options were granted, and the right to exercise shall be cumulative. Notwithstanding the foregoing, no vesting shall occur on or after a participant's employment or service with the Company is terminated for any reason other than his death or disability. Unless the Committee or Board of Directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company because of his death or disability. In addition, all stock options will become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company due to retirement or as the result of a change in control of the Company if, as of such date of retirement or change in control of the Company: (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the Option Plan providing for such treatment has been approved by the stockholders of the Company at a meeting of stockholders held more than one year after the consummation of the Conversion.

       Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or six months after the date on which the optionee's employment terminates (three years after termination of service in the case of non-employee directors), unless extended by the Committee or the Board of Directors to a period not to exceed five years from such termination. Unless stated otherwise at the time an option is granted,
(i) if an optionee terminates his employment or service with the Company as a result of disability or retirement without having fully exercised his options, the optionee shall have three years following his termination due to disability or retirement to exercise such options, and (ii) if an optionee terminates his employment or service with the Company following a change in control of the Company without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the one-year period following his death. In no event shall any option be exercisable more than ten years from the date it was granted.

       Stock options are generally non-transferable except by will or the laws of descent and distribution, and during an optionee's lifetime, shall be exercisable only by such optionee or his guardian or legal representative. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

       Payment for shares purchased upon the exercise of options may be made (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Company the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) if permitted by the Committee or the Board, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price of the shares being acquired pursuant to the option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an option, or any combination of the foregoing. With respect to subclause (iii) in the preceding sentence, the shares of Common Stock delivered to pay the purchase price must have either been (a) purchased in open market transactions or (b) issued by the Company pursuant to a plan thereof, in each case more than six months prior to the exercise date of the option.

       If the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to acquire a number of shares of Common Stock upon exercise of the Option which is greater than the number of shares delivered as payment for the exercise price. In addition, an optionee can exercise his or her option in whole or in part and then deliver the shares acquired upon such exercise (if permitted by the Committee or the Board) as payment for the exercise price of all or part of his options. Again, if the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to either (i) reduce the amount of cash required to receive a fixed number of shares upon exercise of the option or (ii) receive a greater number of shares upon exercise of the option for the same amount of cash that would have otherwise been used. Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a large number of shares. In addition, an optionee can elect, with the Committee's concurrence, to defer the recognition of ordinary income resulting from the exercise of any compensatory option not transferred under the terms of the Option Plan. Such deferral must comply with the provisions of the Option Plan and other rules and regulations as may be established by the Committee.

       Stock Appreciation Rights. Under the Option Plan, the Board of Directors or the Committee is authorized to grant rights to optionees ("stock appreciation rights") under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or part thereof in return for payment by the Company to the optionee of cash or Common Stock, or a combination thereof, in an amount equal to the excess of the fair market value of the shares of Common Stock subject to the option over the option price of such shares. Stock appreciation rights may be granted concurrently with the stock options to which they relate or, with respect to compensatory options, at any time thereafter which is prior to the exercise or expiration of such options. The proceeds of the exercise of a stock appreciation right may also be deferred as provided by the provisions of the Option Plan.

       Number of Shares Covered by the Option Plan. A total of 111,954 shares of Common Stock, which is equal to 10% of the Common Stock sold in the subscription offering in the Conversion, has been reserved for future issuance pursuant to the Option Plan. The Option Plan provides that grants to each employee and non-employee director shall not exceed 25% and 5% of the shares of Common Stock available under the Option Plan, respectively. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Option Plan. In the event of a stock split, subdivision, stock dividend or any other capital adjustment, then (a) the number of shares of Common Stock under the Option Plan, (b) the number of shares to which any Award relates, (c) the maximum number of shares that can be covered by Awards to each employee, each non-employee director and all non-employee directors as a group, and (d) the exercise price per share under any option or stock appreciation right shall each be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding or such capital adjustment.

       Awards to be Granted. The Board of Directors of the Company adopted the Option Plan and the Committee established thereunder intends to grant options to executive officers, employees and non-employee directors of the Company and the Association. It is currently anticipated that each of the five non-employee directors will be granted a compensatory stock option for 5,597 shares, or an aggregate of 27,985 shares. This is the maximum that each non-employee director can be granted. It is also anticipated that each executive officer will be granted stock options, although the amounts have not yet been determined. No executive officer can receive options for more than 27,988 shares under the Option Plan. Other than as set forth above, the timing of any such grants, the individual recipients and the specific amounts of such grants have not been determined.

       The Company and the Association have a total of 21 employees and five non-employee directors who may be entitled to receive Awards under the Option Plan. The closing price for the Common Stock was $8.375 on March 2, 1999.

       Amendment and Termination of the Option Plan. The Board of Directors may at any time terminate or amend the Option Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable. The Board of Directors may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under the Option Plan except as specifically authorized by the Option Plan.

       The Company currently intends to amend the Option Plan after the one-year anniversary of the consummation of the Conversion to, among other things, provide for accelerated vesting in the event of a change in control. This amendment would be subject to stockholder approval at a later meeting.

       Unless sooner terminated, the Option Plan shall continue in effect for a period of ten years from February 10, 1999, the date the Option Plan was adopted by the Board of Directors. Termination of the Option Plan shall not affect any previously granted Awards.

Federal Income Tax Consequences

       Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. With respect to incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company at any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon the exercise of a stock appreciation right, the holder will realize income for federal income tax purposes equal to the amount received by him, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes in the same amount.

       Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly traded corporation to its chief executive officer and the four other most highly compensated executive officers ("covered executives"). Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more pre-established, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to, and approved by, stockholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the "Certification Requirement").

       Treasury regulations provide that compensation attributable to a stock option or stock appreciation right is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if: (i) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (ii) the plan under which the option or stock appreciation right is granted states the maximum number of shares with respect to which options or stock appreciation rights may be granted during a specified period to any employee; and (iii) under the terms of the option or stock appreciation right, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant or award. The Certification Requirement is not necessary if these other requirements are satisfied.

       The Option Plan has been designed to meet the requirements of Section 162(m) of the Code and, as a result, the Company believes that compensation attributable to stock options and stock appreciation rights granted under the Option Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Code. The Company also does not expect the compensation for its covered executives to exceed the $1.0 million threshold. If the non-excluded compensation of a covered executive exceeded $1.0 million, however, compensation attributable to other awards, such as restricted stock, may not be fully deductible unless the grant or vesting of the award is contingent on the attainment of a performance goal determined by a compensation committee meeting specified requirements and disclosed to and approved by the stockholders of the Company. The Board of Directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Section 162(m) of the Code is remote at this time.

       The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment

       Stock appreciation rights will, in most cases, require a charge against the earnings of the Company each year representing appreciation in the value of such rights over periods in which they become exercisable. Such charge is based on the difference between the exercise price specified in the related option and the current market price of the Common Stock. In the event of a decline in the market price of the Common Stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior charges).

       Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. In October 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which is effective for transactions entered into after December 15, 1995. This Statement establishes financial accounting and reporting standards for stock-based employee compensation plans. This Statement defines a fair value method of accounting for an employee stock option or similar equity instrument and encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at the grant date or other measurement date over the amount an employee must pay to acquire the stock. The Company anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to the Company's financial statements to show what net income and earnings per share would have been if the fair value method had been utilized. If the Company elects to utilize the fair value method, its net income and earnings per share may be adversely affected.

Stockholder Approval

       No Awards will be granted under the Option Plan unless the Option Plan is approved by stockholders. Stockholder approval of the Option Plan will also satisfy the requirements of the Nasdaq Stock Market, the Code, and the Office of Thrift Supervision ("OTS").

Regulatory Requirements

       The Option Plan and the Recognition Plan (the "Plans") comply with applicable OTS regulations and are required to be submitted to the OTS after approval by stockholders. No assurance can be given as to whether the OTS will raise any objections to the Plans as presented to stockholders or whether the OTS may require modifications to be made to the Plans. A vote for approval of the Plans shall be deemed to be a vote for approval of the Plans as the same may be required to be modified by the OTS, provided that the change is not material as determined by the Company. The Company will not make any modification to the Plans which would increase the level of benefits from that presented. Non-objection to the Plans by the OTS shall not constitute approval or endorsement of the Plans by the OTS.

       Under OTS regulations, certain stock benefit plans established or implemented within one year following the completion of a mutual to stock conversion are required to contain certain restrictions and limitations, which are contained in the Plans. Specifically, the OTS regulations provide, among other provisions, that awards begin vesting no earlier than one year from the date the plans are approved by stockholders, shall not vest at a rate in excess of 20% per year and shall not provide for accelerated vesting except in the case of disability or death. Recently, the OTS has authorized the elimination of these provisions more than one year after a conversion, provided that stockholder approval of such amendments to the plans is obtained. The Plans provide that in the event of termination of service following a change in control of the Company or retirement, vesting of awards would accelerate if, as of such date: (i) such treatment is either authorized or is not prohibited by applicable law and regulations, or (ii) amendments to the Plans providing for such treatment have been approved by the stockholders of the Company at a meeting of stockholders held more than one year after the consummation of the Conversion. The Company currently plans to submit amendments to the Plans to stockholders at its first meeting of stockholders held one year after the Conversion in order to remove these restrictions and to provide that new awards granted after such stockholder approval shall vest at the rate determined by the Board or the Committee at the time of grant and that both existing and new awards shall accelerate and vest upon termination of service to the Company upon retirement or following a change in control of the Company.

       The Board of Directors recommends that stockholders vote FOR adoption of the 1999 Stock Option Plan.

                     PROPOSAL TO ADOPT THE 1999 RECOGNITION
                     AND RETENTION PLAN AND TRUST AGREEMENT

General

       The Board of Directors of the Company has adopted the Recognition Plan, the objective of which is to enable the Company to provide officers, key employees and directors with a proprietary interest in the Company and as an incentive to contribute to its success. Officers, key employees and directors of the Company and the Association who are selected by the Board of Directors of the Company or members of a committee appointed by the Board will be eligible to receive benefits under the Recognition Plan. If stockholder approval is obtained, shares will be granted to officers, key employees and directors as determined by the Committee or the Board of Directors.

Description of the Recognition Plan

       The following description of the Recognition Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition Plan, a copy of which is attached hereto as Appendix B.

       Administration. A committee of the Board of Directors of the Company will administer the Recognition Plan, which shall consist of two or more members of the Board, each of whom shall be a non-employee director of the Company. The members of the Committee will initially consist of each of the non-employee directors, who will also serve as trustees of the trust established pursuant to the Recognition Plan ("Trust"). The trustees will have the responsibility to invest all funds contributed by the Company to the Trust.

       Upon stockholder approval of the Recognition Plan, the Company will contribute sufficient funds to the Trust so that the Trust can purchase a number of shares of Common Stock equal to 4% of the Common Stock sold in the subscription offering in the Conversion, or 44,781 shares. It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although the Company reserves the right to issue previously unissued shares or treasury shares to the Recognition Plan. The issuance of new shares by the Company would be dilutive to the voting rights of existing stockholders and to the Company's book value per share and earnings per share.

       Grants. Shares of Common Stock granted pursuant to the Recognition Plan will be in the form of restricted stock payable over a five-year period at a rate of 20% per year, beginning one year from the anniversary date of the grant. A recipient will be entitled to all voting and other stockholder rights with respect to shares which have been earned and allocated under the Recognition Plan. In addition, recipients of shares of restricted stock that have been granted pursuant to the Recognition Plan that have not yet been earned and distributed (other than shares granted pursuant to Performance Share Awards (as defined below)) are entitled to direct the trustees of the Trust as to the voting of such shares on the recipients behalf. However, until such shares have been earned and allocated, they may not be sold, assigned, pledged or otherwise disposed of and are required to be held in the Trust. In addition, any cash dividends, stock dividends or returns of capital declared in respect of unvested share awards will be held by the Trust for the benefit of the recipients and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the share awards become earned.

       If a recipient terminates employment or service with the Company for reasons other than death or disability, the recipient will forfeit all rights to the allocated shares under restriction. All shares subject to an award held by a recipient whose employment or service with the Company or any subsidiary terminates due to death or disability shall be deemed earned as of the recipient's last day of employment or service with the Company or any subsidiary and shall be distributed as soon as practicable thereafter. In addition, if a recipient's employment or service with the Company or any subsidiary terminates due to retirement or following a change in control of the Company, then all shares subject to an award held by a recipient shall be deemed earned as of the recipient's last day of employment with or service to the Company or any subsidiary and shall be distributed as soon as practicable thereafter, provided that as of the date of such retirement or change in control: (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or
(ii) an amendment to the Recognition Plan providing for such treatment has been approved by the stockholders of the Company at a meeting of stockholders held more than one year after the consummation of the Offering.

       Performance Share Awards. The Recognition Plan provides the Committee with the ability to condition or restrict the vesting or exercisability of any Recognition Plan award upon the achievement of performance targets or goals as set forth under the Recognition Plan. Any Recognition Plan award subject to such conditions or restrictions is considered to be a "Performance Share Award." Subject to the express provisions of the Recognition Plan and as discussed in this paragraph, the Committee has discretion to determine the terms of any Performance Share Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a "performance period"), the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the Recognition Plan, as may be determined from time to time by the Committee. Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code. Accordingly, the performance criteria upon which Performance Share Awards are granted, issued, retained and/or vested shall be a measure based on one or more Performance Goals (as defined below). Notwithstanding satisfaction of any Performance Goals, the number of shares granted, issued, retainable and/or vested under a Performance Share Award may be reduced or eliminated, but not increased, by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

       Subject to stockholder approval of the Plan, the Performance Goals for any Performance Share Award shall be based upon any one or more of the following performance criteria, either individually, alternatively or any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as pre-established by the Committee under the terms of the Performance Share Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on average equity;

return on average assets; asset quality; stock price; total stockholder return; capital; net interest income; market share; cost control or efficiency ratio; and asset growth.

       Shares to be Granted. The Board of Directors of the Company adopted the Recognition Plan and the Committee established thereunder intends to grant shares to executive officers, key employees and non-employee directors of the Company and the Association. The Recognition Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of Common Stock available under the Recognition Plan, respectively. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Recognition Plan.

       It is currently anticipated that each of the five non-employee directors will be granted restricted stock awards for 2,239 shares, or an aggregate of 11,195 shares. This is the maximum that each non-employee director can be granted. It is also anticipated that each executive officer will be granted restricted stock awards, although the amounts have not yet been determined. No executive officer can receive restricted stock awards for more than 11,195 shares under the Recognition Plan. Other than as set forth above, the timing of any such grants, the individual recipients and the specific amounts of such grants have not been determined.

       The Company and the Association have a total of 21 employees and five non-employee directors who may be entitled to receive awards under the Recognition Plan. The closing price for the Common Stock was $8.375 on March 2, 1999.

       Amendment and Termination of the Recognition Plan. The Board of Directors may at any time terminate or amend the Recognition Plan, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable. The Board of Directors may not, without the consent of the holder of an award, alter or impair any award previously granted under the Recognition Plan except as specifically authorized by the Recognition Plan.

       The Company currently intends to amend the Recognition Plan after the one-year anniversary of the consummation of the Conversion to, among other things, provide for accelerated vesting in the event of a change in control. This amendment would be subject to stockholder approval at a later meeting.

       Any termination of the Recognition Plan would not affect awards previously granted, and such awards would remain valid and in effect until they
(a) have been fully earned, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms.

Federal Income Tax Consequences

       Pursuant to Section 83 of the Code, recipients of Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. A recipient of a Recognition Plan award may elect, with the Committee's concurrence, to defer the receipt of shares subject to restricted stock awards, other than shares subject to Performance Share Awards. Such deferral must comply with the provisions of the Recognition Plan and other rules and regulations as may be established by the Committee. A recipient may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of Common Stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition Plan awards in the year in which such amounts are included in income.

       Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly traded corporation to its covered executives. Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception:
(i) it must be paid solely on account of the attainment of one or more pre-established, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by stockholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied.

       The  Recognition  Plan has been  designed  to meet  the  requirements  of
Section 162(m) of the Code and, as a result, the Company believes that compensation attributable to Performance Share Awards granted under the
Recognition Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Code. The Board of Directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Section 162(m) of the Code is remote at this time.

       The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment

       For a discussion of SFAS No. 123, see "Proposal to Adopt the 1999 Stock Option Plan - Accounting Treatment." Under the intrinsic value method, the Company will also recognize a compensation expense as shares of Common Stock granted pursuant to the Recognition Plan vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the Common Stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes. The vesting of plan share awards will have the effect of increasing the Company's compensation expense.

Stockholder Approval

       No shares will be granted under the Recognition Plan unless the Recognition Plan is approved by stockholders. Stockholder approval of the Recognition Plan will satisfy the requirements of the Nasdaq Stock Market and the OTS.

Regulatory Requirements

       For a discussion of OTS requirements related to the Recognition Plan, see "Proposal to Adopt the 1999 Stock Option Plan - Regulatory Requirements."

       The Board of Directors recommends that stockholders vote FOR adoption of the 1999 Recognition and Retention Plan and Trust Agreement.


                     RATIFICATION OF APPOINTMENT OF AUDITORS

       The Board of Directors of the Company has appointed Hannis T. Bourgeois, L.L.P., independent certified public accountants, to perform the audit of the Company's consolidated financial statements for the year ending December 31, 1999, and has further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

       The Company has been advised by Hannis T. Bourgeois, L.L.P. that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Hannis T. Bourgeois, L.L.P. will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

       The Board of Directors recommends that you vote FOR the ratification of the appointment of Hannis T. Bourgeois, L.L.P. as independent auditors for the year ending December 31, 1999.


                              STOCKHOLDER PROPOSALS

       Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 2000, must be received at the principal executive offices of the Company, 195 North Sixth Street, Ponchatoula, Louisiana 70454, Attention: Barbara B. Theriot, Secretary, no later than November 22, 1999. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

       Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting provided that the requirements set forth in Article 9.D of the Company's Articles of Incorporation are satisfied in a timely manner. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 120 days prior to the anniversary date of the initial mailing of proxy materials by the Company in connection with the Company's immediately preceding annual stockholders' meeting, except that stockholder proposals with respect to the 1999 Annual Meeting were required to be received by January 4, 1999.


                                 ANNUAL REPORTS

       A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1998 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

       Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998 and a list of the exhibits thereto required to be filed with the Securities and Exchange Commission under the 1934 Act. Such written request should be directed to Barbara B. Theriot, Secretary, Homestead Bancorp, Inc., 195 North Sixth Street, Ponchatoula, Louisiana 70454. The Form 10-KSB is not part of the proxy solicitation materials.


                                  OTHER MATTERS

       Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

       The Company has engaged Regan & Associates, Inc., a professional proxy soliciting firm, to assist in the solicitation of proxies. The Company will pay Regan & Associates a fee of $3,500 for its services, plus expenses not to exceed $1,750. The Company may solicit proxies by mail, advertisement, telephone, facsimile, telegraph and personal solicitation. Directors and executive officers of the Company and the Association may solicit proxies personally or by telephone without additional compensation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy solicitation materials to the beneficial owners of the Company's Common Stock.

       YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      Appendix A

                             HOMESTEAD BANCORP, INC.
                             1999 STOCK OPTION PLAN


                                    ARTICLE I
                            ESTABLISHMENT OF THE PLAN

         Homestead Bancorp, Inc. (the "Corporation") hereby establishes this 1999 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.


                                   ARTICLE II
                               PURPOSE OF THE PLAN

         The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind. Each recipient of an Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Award hereunder.


                                   ARTICLE III
                                   DEFINITIONS

         3.01 "Association" means Ponchatoula Homestead Savings, F.A., a wholly owned subsidiary of the Corporation.

         3.02 "Award" means an Option or Stock Appreciation Right granted pursuant to the terms of this Plan.

         3.03 "Board" means the Board of Directors of the Corporation.

         3.04 "Change in Control of the Corporation" shall mean the occurrence of any of the following: (i) the acquisition of control of the Corporation as defined in 12 C.F.R. ss.574.4, unless a presumption of control is successfully rebutted or unless the transaction is exempted by 12 C.F.R. ss.574.3(c)(vii), or any successor to such sections; (ii) an event that would be required to be reported in response to Item 1(a) of Form 8-K or Item 6(e) of Schedule 14A of Regulation 14A pursuant to the Exchange Act, or any successor thereto, whether or not any class of securities of the Corporation is registered under the Exchange Act; (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities; (iv) during any period of thirty-six consecutive months during the term of an Award, individuals who at the beginning of such period constitute the Board of Directors of the Corporation, and any new director whose election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the three-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; (v) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the surviving corporation outstanding immediately after such merger or consolidation; or (vi) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets. If any of the events enumerated in clauses (i) through (iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom for purposes of the Plan.

         3.05 "Code" means the Internal Revenue Code of 1986, as amended.

         3.06 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, each of whom shall be a Non-Employee Director as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto and within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

         3.07 "Common Stock" means shares of common stock, par value $.01 per share, of the Corporation.

         3.08 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such individual for disability benefits under the Federal Social Security System.

         3.09 "Effective Date" means the day upon which the Board approves this Plan.

         3.10 "Employee" means any person who is employed by the Corporation, the Association or any Subsidiary Company, or is an Officer of the Corporation, the Association or any Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation, the Association or any Subsidiary Company.

         3.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         3.12 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

         3.13 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

         3.14 "Non-Employee Director" means a member of the Board of the Corporation or Board of Directors of the Association or any successor thereto, including an advisory director or a director emeritus of the Boards of the Corporation and/or the Association, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

         3.15 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

         3.16 "Offering" means the subscription and community offering of Common Stock to the public (but not the exchange offer to former stockholders of the Association) in connection with the reorganization of the Association from the mutual holding company structure to the stock holding company structure.

         3.17 "Officer" means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

         3.18 "Option" means a right granted under this Plan to purchase Common Stock.

         3.19 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

         3.20 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Corporation, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan. With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or the Association or any successor thereto (including service as a director emeritus) after attaining the age of 70.

         3.21 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Corporation in cash and/or Common Stock, as provided in the discretion of the Board or the Committee in accordance with
Section 8.10.

         3.22 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Association, which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to Section 12.01 hereof,

(ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, (iii) establish the method and arrangements by which an optionee may defer the recognition of income upon the exercise of a Non-Qualified Option or Stock Appreciation Right pursuant to Article XIII hereof, and (iv) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

         4.02 Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

         4.03 Revocation for Misconduct. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, or any Stock Appreciation Right, to the extent not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation and Bylaws or the Association's Charter and Bylaws shall terminate as of the effective date of such removal.

         4.04 Limitation on Liability. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted pursuant thereto or any Awards granted hereunder. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         4.05 Compliance with Law and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised if such exercise would be contrary to applicable laws and regulations.

         4.06 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.


                                    ARTICLE V
                                   ELIGIBILITY

         Awards may be granted to such Employees and Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Awards of Non-Qualified Options pursuant to this Plan.


                                   ARTICLE VI
                        COMMON STOCK COVERED BY THE PLAN

         6.01 Option Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article IX, shall be 111,954, which is equal to 10% of the shares of Common Stock issued in the Offering. None of such shares shall be the subject of more than one Award at any time (provided that Stock Appreciation Rights and the related Options shall be deemed to be a single Award), but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares. Notwithstanding the foregoing, if an Option is surrendered in connection with the exercise of a Stock Appreciation Right, the number of shares covered thereby shall not be available for grant under the Plan. During the time this Plan remains in effect, grants to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively, and Awards made to Non-Employee Directors in the aggregate may not exceed 30% of the number of shares available under this Plan, in each case subject to adjustment as provided in Article IX.

         6.02 Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

                                   ARTICLE VII
                                DETERMINATION OF
                         AWARDS, NUMBER OF SHARES, ETC.

         The Board or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option (in the case of Employees) and the exercise price of an Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors deemed relevant to accomplishing the purposes of the Plan.


                                  ARTICLE VIII
                      OPTIONS AND STOCK APPRECIATION RIGHTS

         Each Option granted hereunder shall be on the following terms and conditions:

         8.01 Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

         8.02     Option Exercise Price.

                  (a) Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b), and subject to any applicable adjustment pursuant to Article IX hereof.

                  (b) Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, subject to any applicable adjustment pursuant to Article IX hereof.

         8.03  Vesting and Exercise of Options.

                  (a) General Rules. Incentive Stock Options and Non-Qualified Options granted hereunder shall become vested and exercisable at the rate of 20% per year over five years, commencing one year from the date of grant with an additional 20% vesting on each successive annual anniversary of the date the Option was granted, and the right to exercise shall be cumulative. Notwithstanding the foregoing, except as provided in Sections 8.03(b) and 8.03(c) hereof, no Option granted to an Employee or a Non-Employee Director shall continue to vest on or after the date the Employee's employment or the Non-Employee Director's service with the Corporation and all Subsidiary Companies (or any successor companies) is terminated for any reason other than his death or Disability. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares shall be rounded down to the nearest whole number, provided that such fractional Shares shall be aggregated and deemed vested on the fifth annual anniversary of the date of grant.

                  (b) Accelerated Vesting. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director because of his death or Disability. All Options hereunder shall become immediately vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Corporation due to Retirement if as of the date of such Retirement (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the Plan providing for such treatment has been approved by the stockholders of the Corporation at a meeting of stockholders held more than one year after the consummation of the Offering. In addition, all Options hereunder shall become immediately vested and exercisable in full as of the effective date of a Change in Control of the Corporation if as of the date of such Change in Control of the Corporation (i) such treatment is either authorized or is not prohibited by applicable laws and regulations or (ii) an amendment to the Plan providing for such treatment has been approved by the stockholders of the Corporation at a meeting of stockholders held more than one year after consummation of the Offering.

                  (c) Continued Vesting After a Change in Control. If a Change in Control of the Corporation occurs and the vesting of outstanding Options is not accelerated pursuant to Section 8.03(b) hereof, the outstanding Options shall continue to vest in accordance with their terms for as long as the Optionee remains either an Employee or a Non-Employee Director of the Corporation or any Subsidiary Company (or any successor companies), including Options initially granted to an Employee who subsequently becomes a director, advisory director or director emeritus of the Corporation or any Subsidiary Company (or any successor companies).

         8.04  Duration of Options.

                  (a) General Rule. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to an Employee shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Employee ceases to be employed by the Corporation and all Subsidiary Companies, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of employment to a period not exceeding five (5) years.

         Except as provided in Section 8.04(b), each Option or portion thereof granted to a Non-Employee Director shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) three (3) years after the date on which the Non-Employee Director ceases to serve as a director of the Corporation and all Subsidiary Companies, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of service to a period not exceeding five (5) years.

                  (b) Exceptions. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a director with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the three
(3) year period following his termination due to Disability or Retirement, to exercise such Options.

         Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term of the Option from the date of grant.

         If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

         In no event,  however,  shall any Option be  exercisable  more than ten
(10) years from the date it was granted.

         8.05 Nonassignability. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds vested Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

         8.06 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

         8.07 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of such Option shall be made to the Corporation upon exercise of such Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, (iv) at the discretion of the Board or the Committee, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or (v) any combination of the foregoing. With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof, in each case more than six months prior to the exercise date of the Option.

         8.08 Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

         8.09 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

                  (a) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan, and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

                  (b) Limitation on Ten Percent Stockholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section
8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

                  (c) Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two
(2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee or the Board may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this
Section 8.09(c).

         8.10     Stock Appreciation Rights.

                  (a) General Terms and Conditions. The Board or the Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (each such right being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Board or the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

         The terms and conditions with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this Section 8.10 and the Plan: the period during which, date by which or event upon which the Stock Appreciation Right may be exercised; the method for valuing shares of Common Stock for purposes of this Section 8.10; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Board or the Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

                  (b) Time Limitations. If a holder of a Stock Appreciation Right terminates service with the Corporation as an Officer or Employee, the Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised.

                  (c) Effects of Exercise of Stock Appreciation Rights or Options. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

                  (d) Time of Grant. A Stock Appreciation Right granted in connection with an Incentive Stock Option must be granted concurrently with the Option to which it relates, while a Stock Appreciation Right granted in connection with a Non-Qualified Option may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

                  (e) Non-Transferable. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.

                                   ARTICLE IX
                         ADJUSTMENTS FOR CAPITAL CHANGES

         The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, the maximum number of shares that can be covered by Awards to each Employee, each Non-Employee Director and all Non-Employee Directors as a group, and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options. Notwithstanding any provision to the contrary herein and to the extent permitted by applicable laws and regulations and interpretations thereof, the exercise price of shares subject to outstanding Awards shall be proportionately adjusted upon the payment by the Corporation of a special cash dividend or return of capital in an amount per share which exceeds 10% of the Fair Market Value of a share of Common Stock as of the date of declaration, provided that the adjustment to the per share exercise price shall satisfy the criteria set forth in Emerging Issues Task Force 90-9 (or any successor thereto) so that the adjustments do not result in compensation expense, and provided further that if such adjustment with respect to Incentive Stock Options would be treated as a modification of the outstanding incentive stock options with the effect that, for purposes of Sections 422 and 425(h) of the Code, and the rules and regulations promulgated thereunder, new Incentive Stock Options would be deemed to be granted hereunder, then no adjustment to the per share exercise price of outstanding Incentive Stock Options shall be made.


                                    ARTICLE X
                      AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan except as specifically authorized herein.


                                   ARTICLE XI
                          EMPLOYMENT AND SERVICE RIGHTS

         Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.


                                   ARTICLE XII
                                   WITHHOLDING

         12.01 Tax Withholding. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in
Section 8.09(c).

         12.02 Methods of Tax Withholding. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously owned shares of Common Stock or other property.


                                  ARTICLE XIII
                                DEFERRED PAYMENTS

         13.01 Deferral of Options and Stock Appreciation Rights. Notwithstanding any other provision of this Plan, any Optionee may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer the recognition of ordinary income resulting from the exercise of any Non-Qualified Option not transferred under the provisions of Section 8.05 hereof and of any Stock Appreciation Rights.

         13.02 Timing of Election. The election to defer the recognition of ordinary income resulting from the exercise of any eligible Non-Qualified Option or Stock Appreciation Right must be made at least six (6) months prior to the date such Option or Stock Appreciation Right is exercised or at such other time as the Committee may specify. Deferrals of eligible Non-Qualified Options or Stock Appreciation Rights shall only be allowed for exercises of Options and Stock Appreciation Rights that occur while the Participant is in active service with the Corporation or one of its Subsidiary Companies. Any election to defer the ordinary income resulting from the exercise of an eligible Non-Qualified Option or Stock Appreciation Right shall be irrevocable as long as the Optionee remains an Employee or a Non-Employee Director of the Corporation or one of its Subsidiary Companies.

         13.03 Stock Option Deferral. The deferral of the ordinary income resulting from the exercise of Non-Qualified Options may be elected by an Optionee subject to the rules and regulations established by the Committee. The income resulting from such an exercise shall be credited to a deferred stock option account established for the Optionee (which may be part of an existing deferred compensation trust account). The income shall be credited to the deferred stock option account as a number of deferred shares or share units equivalent in value to such income. Deferred share units shall be valued at the Fair Market Value on the date of exercise. Subsequent to exercise, the deferred shares or share units shall be valued at the Fair Market Value of Common Stock. Deferred share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred share units. Deferred shares or share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the Optionee's termination of employment or service as a director or at such other date(s), as may be approved by the Committee, over a period of no more than ten (10) years.

         13.04 Stock Appreciation Right Deferral. The deferral of the ordinary income resulting from the exercise of Stock Appreciation Rights may be made by an Optionee subject to the rules and regulations established by the Committee. Upon exercise, the Committee will credit the Optionee's deferred stock option account with a number of deferred shares or share units equivalent in value to the difference between the Fair Market Value of a share of Common Stock on the exercise date and the Exercise Price of the Stock Appreciation Right multiplied by the number of shares exercised. Deferred shares or share units shall be valued at the Fair Market Value on the date of exercise. Subsequent to exercise, the deferred shares or share units shall be valued at the Fair Market Value of Common Stock. Deferred shares or share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred shares or share units. Deferred shares or share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the Participant's termination of employment or service as a director or at such other date(s), as may be approved by the Committee, over a period of no more than ten (10) years.

         13.05 Accelerated Distributions. The Committee may, at its sole discretion, allow for the early payment of an Optionee's deferred stock option account in the event of an "unforeseeable emergency" or in the event of the death or Disability of the Optionee. An "unforeseeable emergency" means an unanticipated emergency caused by an event beyond the control of the Optionee that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision shall be consistent with the Code and the regulations promulgated thereunder. Additionally, the Committee may use its discretion to cause stock option deferral accounts to be distributed when continuing the program is no longer in the best interest of the Corporation or one of its Subsidiary Companies.

         13.06 Assignability. No rights to deferred stock option accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that an Optionee may designate a beneficiary pursuant to any rules established by the Committee.

         13.07 Unfunded Status. No Optionee or other person shall have any interest in any fund or in any specific asset of the Corporation or one of its Subsidiary Companies by reason of any amount credited pursuant to the provisions hereof. Any amounts payable pursuant to the provisions hereof shall be paid from the general assets of the Corporation or one of its Subsidiary Companies and no Optionee or other person shall have any rights to such assets beyond the rights afforded general creditors of the Corporation or one of its Subsidiary Companies. However, the Corporation or one of its Subsidiary Companies shall have the right to establish a reserve, trust or make any investment for the purpose of satisfying the obligations created under this Article XIII of the Plan; provided, however, that no Optionee or other person shall have any interest in such reserve, trust or investment.


                                   ARTICLE XIV
                        EFFECTIVE DATE OF THE PLAN; TERM

         14.01 Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder no earlier than the date that this Plan is approved by stockholders of the Corporation and no later than the termination of the Plan, provided that this Plan is approved by stockholders of the Corporation pursuant to Article XV hereof.

         14.02 Term of the Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.


                                   ARTICLE XV
                              STOCKHOLDER APPROVAL

         The Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, (ii) Section 162(m) of the Code and regulations thereunder, (iii) the Nasdaq Stock Market for continued quotation of the Common Stock on the Nasdaq Stock Market, and (iv) the regulations of the Office of Thrift Supervision.

                                   ARTICLE XVI
                                  MISCELLANEOUS

         16.01 Governing Law. To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Louisiana.

         16.02 Pronouns. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

                                                                      Appendix B



                             HOMESTEAD BANCORP, INC.
             1999 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

                                    ARTICLE I
                       ESTABLISHMENT OF THE PLAN AND TRUST

         1.01 Homestead Bancorp, Inc. (the "Corporation") hereby establishes the 1999 Recognition and Retention Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this 1999 Recognition and Retention Plan and Trust Agreement (the "Agreement").

         1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

         The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and its Subsidiary Companies and as an incentive to make such contributions in the future. Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.


                                   ARTICLE III
                                   DEFINITIONS

         The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

         3.01 "Association" means Ponchatoula Homestead Savings, F.A., a wholly owned subsidiary of the Corporation.

         3.02 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

         3.03 "Board" means the Board of Directors of the Corporation.

         3.04 "Change in Control of the Corporation" shall mean the occurrence of any of the following: (i) the acquisition of control of the Corporation as defined in 12 C.F.R. ss.574.4, unless a presumption of control is successfully rebutted or unless the transaction is exempted by 12 C.F.R. ss.574.3(c)(vii), or any successor to such sections; (ii) an event that would be required to be reported in response to Item 1(a) of Form 8-K or Item 6(e) of Schedule 14A of Regulation 14A pursuant to the Exchange Act or any successor thereto, whether or not any class of securities of the Corporation is registered under the Exchange Act;
(iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities; (iv) during any period of thirty-six consecutive months during the term of a Plan Share Award, individuals who at the beginning of such period constitute the Board of Directors of the Corporation, and any new director whose election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the three-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; (v) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the surviving corporation outstanding immediately after such merger or consolidation; or (vi) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets. If any of the events enumerated in clauses (i) through (iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom for purposes of the Plan.

         3.05 "Code" means the Internal Revenue Code of 1986, as amended.

         3.06 "Committee" means the committee appointed by the Board pursuant to
Article IV hereof.

         3.07 "Common Stock" means shares of common stock, par value $.01 per share, of the Corporation.

         3.08 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company or, if no such plan applies, which would qualify such individual for disability benefits under the Federal Social Security System.

         3.09 "Effective Date" means the day upon which the Board approves this Plan.

         3.10 "Employee" means any person who is employed by the Corporation, the Association, or any Subsidiary Company, or is an Officer of the Corporation, the Association, or any Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation, the Association or a Subsidiary Company.

         3.11 "Employer Group" means the Corporation and any Subsidiary which, with the consent of the Board, agrees to participate in the Plan.


         3.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         3.13 "Non-Employee Director" means a member of the Board of the Corporation or the Board of Directors of the Association or any successor thereto, including an advisory director or a director emeritus of the Boards of the Corporation and/or the Association (or any successor company), who is not an Officer or Employee of the Corporation, the Association or any Subsidiary Company.

         3.14 "Offering" means the subscription and community offering of Common Stock to the public (but not the exchange offer to former stockholders of the Association) in connection with the reorganization of the Association from the mutual holding company structure to the stock holding company structure.

         3.15 "Officer" means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

         3.16 "Performance Share Award" means a Plan Share Award granted to a Recipient pursuant to Section 7.05 of the Plan.

         3.17 "Performance Goal" means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee with respect to any of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable. The establishment of Performance Goals are intended to make the applicable Performance Share Awards "performance-based" compensation within the meaning of Section 162(m) of the Code, and the Performance Goals shall be based on one or more of the following criteria:

                (i)     net income, as adjusted for non-recurring items;
                (ii)    cash earnings;
                (iii)   earnings per share;
                (iv)    cash earnings per share;
                (v)     return on average equity;
                (vi)    return on average assets;
                (vii)   asset quality;
                (viii)  stock price;
                (ix)    total stockholder return;
                (x)     capital;
                (xi)    net interest income;
                (xii)   market share;
                (xiii)  cost control or efficiency ratio; and
                (xiv)   asset growth.

         3.18 "Plan Shares" or "Shares" means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan.

         3.19 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII, and includes Performance Share Awards.

         3.20 "Recipient"  means  an  Employee   or  Non-Employee  Director  who
receives a Plan Share Award or Performance Share Award under the Plan.

         3.21 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Company, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan. With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or the Bank or any successor thereto (including service as a director emeritus) after attaining the age of 70.

         3.22 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Association, which meet the definition of "subsidiary corporation" set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

         3.23 "Trustee" means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.


                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations thereunder at such times as is required under such regulations. The Committee shall have all of the powers allocated to it in this and other sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

         4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors as defined in Rule 16b-3(b)(3)(i) of the Exchange Act.

         4.03 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         4.04 Compliance with Laws and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required.

         4.05 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.


                                    ARTICLE V
                                  CONTRIBUTIONS

         5.01 Amount and Timing of Contributions. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Non-Employee Directors shall be permitted.

         5.02  Investment  of Trust  Assets;  Number of Plan Shares.  Subject to
Section 8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 44,781 shares of Common Stock, subject to adjustment as provided in Section 10.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from stockholders thereof) by the Trust with funds contributed by the Corporation. During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively, and Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30% of the number of shares available under this Plan, in each case subject to adjustment as provided in Section 10.01 hereof.


                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

         6.01 Awards. Plan Share Awards and Performance Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee. In selecting those Employees and Non-Employee Directors to whom Plan Share Awards and/or Performance Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards and/or Performance Share Awards to be granted to him.

         6.02 Form of Allocation. As promptly as practicable after an allocation pursuant to Section 6.01 that a Plan Share Award or a Performance Share Award is to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The date on which the Board or the Committee makes such determination with respect to an Award shall be considered the date of grant of the Plan Share Award or the Performance Share Award. The Board or the Committee shall maintain records as to all grants of Plan Share Awards or Performance Share Awards under the Plan.

         6.03 Allocations Not Required to any Specific Employee or Non-Employee Director. No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, as the granting of Awards is subject to the total discretion of the Board or the Committee.


                                   ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

         7.01     Earning Plan Shares; Forfeitures.

                  (a) General Rules. Subject to the terms hereof, Plan Share Awards granted shall be earned by a Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award, with the first 20% to vest on the one-year anniversary of the date of grant. If the employment of an Employee or service as a Non-Employee Director is terminated prior to the fifth (5th) annual anniversary of the date of grant of a Plan Share Award for any reason (except as specifically provided in subsections (b), (c) and (d) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan. In determining the number of Shares which are earned as of any annual anniversary date, fractional shares shall be rounded down to the nearest whole number, provided that such fractional Shares shall be aggregated and distributed on the fifth annual anniversary of the date of grant.

                  (b) Exception for Terminations Due to Death, Disability or Retirement. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary or service as a Non-Employee Director terminates due to death or Disability shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur in the event of Disability if a Recipient remains employed by at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter. All Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company or service as a Non-Employee Director terminates due to Retirement shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter if as of the date of such Retirement (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) such provision has been approved by stockholders of the

Corporation at a meeting of stockholders held more than one (1) year after the consummation of the Offering.

                  (c) Exception for a Change in Control of the Corporation. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned as of the effective date of a Change in Control of the Corporation if, as of the date of such Change in Control of the Corporation (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the Plan providing for such treatment has been approved by stockholders of the Corporation at a meeting of stockholders held more than one
(1) year after the consummation of the Offering. If a Change in Control of the Corporation occurs and the vesting of outstanding Awards is not accelerated pursuant to the preceding sentence, the outstanding Awards shall continue to vest in accordance with their terms for as long as the Recipient remains either an Employee or a Non-Employee Director of the Corporation or any Subsidiary Company (or any successor companies), including Awards initially granted to an Employee who subsequently becomes a director, advisory director or director emeritus of the Corporation or any Subsidiary Company (or any successor companies).

                  (d) Revocation for Misconduct. Notwithstanding anything in this Plan to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award or Performance Share Award or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Corporation or any Subsidiary Company for cause (as hereinafter defined). Termination for cause shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Plan Share Awards granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation and Bylaws or the Association's Charter and Bylaws shall terminate as of the effective date of such removal.

         7.02 Distribution of Dividends. Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Plan Share Award (including a Performance Share Award) will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award (including a Performance Share Award) is then held by the Trust (whether declared before or after the applicable Award was granted), and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Awards become earned. Any cash dividends, stock dividends or returns of capital declared in respect of each vested Plan Share (whether declared before or after the applicable Award was granted) held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust.

         7.03     Distribution of Plan Shares.

                  (a) Timing of Distributions: General Rule. Subject to the provisions of Section 7.03(b) hereof, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

                  (b) Timing:  Exception for 10%  Stockholders.  Notwithstanding
Section 7.03(a) above, no Plan Shares may be distributed prior to the date which is five years from the date of consummation of the Association's conversion from mutual to stock form to the extent the Recipient or Beneficiary, as the case may be, would after receipt of such Shares own in excess of 10% of the issued and outstanding shares of Common Stock, unless specifically approved by two-thirds of the Board. Any Plan Shares remaining undistributed solely by reason of the operation of this Section 7.03(b) shall be distributed to the Recipient or his Beneficiary on the date which is five years from the date of consummation of the Association's conversion from mutual to stock form.

                  (c) Form of Distributions. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends or returns of capital shall be made in cash.

                  (d) Withholding. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

                  (e) Restrictions on Selling of Plan Shares. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

         7.04 Voting of Plan Shares. After a Plan Share Award (other than a Performance Share Award) has been made, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust which have not been awarded under a Plan Share Award, shares subject to Performance Share Awards which have not yet vested and shares which have been awarded as to which Recipients have not directed the voting shall be voted by the Trustee in its discretion.

         7.05     Performance Share Awards

                  (a) Designation of Performance Share Awards. The Committee may determine to make any Plan Share Award a Performance Share Award by making such Plan Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals. Each Performance Share Award shall be evidenced by a written agreement ("Award Agreement"), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award. Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code.

                  (b) Timing of Grants. Any Performance Share Award shall be made not later than 90 days after the start of the period for which the Performance Share Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a year the amount of a Performance Share Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Award Agreement.

                  (c) Restrictions on Grants. Nothing contained in this Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

                  (d) Rights of Recipients. Notwithstanding anything to the contrary herein, a Participant who receives a Performance Share Award payable in Common Stock shall have no rights as a stockholder until the Common Stock is issued pursuant to the terms of the Award Agreement.

                  (e) Transferability. A Participant's interest in a Performance Share Award may not be sold, assigned, transferred, pledged, or otherwise encumbered.

                  (f) Distribution. No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.


                                  ARTICLE VIII
                                      TRUST

         8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

         8.02 Management of Trust. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

                  (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued or treasury shares.

                  (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

                  (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

                  (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

                  (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

                  (f) To employ brokers, agents, custodians, consultants and accountants.

                  (g) To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as it may deem desirable.

                  (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

         Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

         8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

         8.04 Expenses. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

         8.05 Indemnification. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of its duties hereunder, unless the same shall be due to the Trustee's gross negligence or willful misconduct.

                                   ARTICLE IX
                                DEFERRED PAYMENTS

         9.01 Deferral of Plan Shares. Notwithstanding any other provision of this Plan, any Recipient may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer the receipt of Plan Shares subject to Awards granted hereunder.

         9.02 Timing of Election. The election to defer the receipt of any Plan Shares must be made no later than the last day of the calendar year preceding the calendar year in which the Recipient would otherwise have an unrestricted right to receive such Plan Shares, provided that a Recipient may not elect to defer Shares subject to a Performance Share Award. Deferrals of eligible Plan Shares shall only be allowed for those Plan Shares scheduled to vest while the Recipient is in active service with the Corporation or one of its Subsidiary Companies. Any election to defer the receipt of eligible Plan Shares shall be irrevocable as long as the Recipient remains an Employee or a Non-Employee Director of the Corporation or one of its Subsidiary Companies.

         9.03 Plan Share Award Deferral. The deferral of Plan Shares may be elected by a Recipient subject to the rules and regulations established by the Committee. Upon the vesting of such Plan Shares, the Committee shall credit to a deferred stock award account established for the Recipient (which may be part of an existing deferred compensation trust account) a number of deferred shares or share units equivalent in value to the number of deferred Plan Shares multiplied by the Fair Market Value of the Common Stock. Deferred shares or share units shall be valued at the Fair Market Value on the date the deferred Plan Shares vest. Subsequent to the lapsing of all restrictions, the deferred shares or share units shall be valued at the Fair Market Value of the Common Stock. Deferred shares or share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred share units. Deferred share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the Recipient's termination of employment or service as a director or at such other date(s), as may be approved by the Committee, over a period of no more than ten (10) years.

          9.04 Accelerated Distributions. The Committee may, at its sole discretion, allow for the early payment of an Recipient's deferred stock award account in the event of an "unforeseeable emergency" or in the event of the death or Disability of the Recipient. An "unforeseeable emergency" means an unanticipated emergency caused by an event beyond the control of the Recipient that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision shall be consistent with the Code and the regulations promulgated thereunder. Additionally, the Committee may use its discretion to cause stock award accounts to be distributed when continuing the program is no longer in the best interest of the Corporation or one of its Subsidiary Companies.

         9.05 Assignability. No rights to deferred stock award accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that a Recipient may designate a beneficiary pursuant to any rules established by the Committee.

         9.06 Unfunded Status. No Recipient or other person shall have any interest in any fund or in any specific asset of the Corporation or one of its Subsidiary Companies by reason of any amount credited pursuant to the provisions hereof. Any amounts payable pursuant to the provisions hereof shall be paid from the general assets of the Corporation or one of its Subsidiary Companies and no Recipient or other person shall have any rights to such assets beyond the rights afforded general creditors of the Corporation or one of its Subsidiary Companies. However, the Corporation or one of its Subsidiary Companies shall have the right to establish a reserve, trust or make any investment for the purpose of satisfying the obligations created under this Article IX of the Plan; provided, however, that no Recipient or other person shall have any interest in such reserve, trust or investment.


                                    ARTICLE X
                                  MISCELLANEOUS

         10.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards, the number of Shares to which any unvested Plan Share Award relates and the maximum number of Plan Shares which may be granted to any Employee, to any Non-Employee Director or to all Non-Employee Directors as a group shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, each recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

         10.02 Amendment and Termination of the Plan. The Board may, by resolution, at any time amend or terminate the Plan and the Trust, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair any Plan Share Award previously granted under this Plan except as specifically authorized herein. Termination of this Plan shall not affect Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they
(a) have been fully earned, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms.

         10.03 Nontransferable. Plan Share Awards and Performance Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award pursuant to Section 6.02. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary be subject to any claim for benefits hereunder.

         10.04 Employment or Service Rights. Neither the Plan nor any grant of a Plan Share Award, Performance Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

         10.05 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award or Performance

Share Award, except as expressly provided in Sections 7.02, 7.04 and 7.05 above, prior to the time said Plan Shares are actually earned and distributed to him.

         10.06 Governing Law. To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Louisiana.

         10.07 Effective Date. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the stockholders of the Corporation and no later than the termination of the Plan. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan is subject to the approval of the Corporation's stockholders.

         10.08 Term of Plan. This Plan shall remain in effect until the earlier of (1) ten (10) years from the Effective Date, (2) termination by the Board, or
(3) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

         10.09 Tax Status of the Trust. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and its corporate seal to be affixed and duly attested, and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 10th day of February 1999.

                                     HOMESTEAD BANCORP, INC.


                                     By:   /s/ Lawrence C. Caldwell, Jr.
                                           --------------------------
                                           Lawrence C. Caldwell, Jr.,
                                           President and Chief Executive Officer


ATTEST:                                    TRUSTEES:


/s/ Barbara B. Theriot                     /s/ John C. Bohning
----------------------                     -------------------
Barbara B. Theriot                         John C. Bohning
Secretary
                                           /s/ Robert H. Gabriel
                                           ---------------------
                                           Robert H. Gabriel

                                           /s/ Dennis E. James
                                           -------------------
                                           Dennis E. James

                                           /s/ Allen B. Pierson, Jr.
                                           -------------------------
                                           Allen B. Pierson, Jr.

                                           /s/ Milton J. Schanzbach
                                           ------------------------
                                           Milton J. Schanzbach

                                 REVOCABLE PROXY
                             HOMESTEAD BANCORP, INC.

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HOMESTEAD BANCORP, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 21, 1999 AND AT ANY ADJOURNMENT THEREOF.

      The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Company's office located at 195 North Sixth Street, Ponchatoula, Louisiana 70454, on April 21, 1999, at 10:00 a.m., Central Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as follows:



1.   Election of Directors
                                                          For All
                [   ] For      [   ] Withhold      [   ]  Except


    Nominees for three-year term:
    Robert H. Gabriel and Barbara B. Theriot

INSTRUCTION: To withhold authority to vote for one but not both of the nominees, mark "For All Except" and write the name of the nominee in the space provided below.


2.   Proposal to adopt the 1999 Stock Option Plan.

               [   ] For      [   ] Against      [   ] Abstain


3.   Proposal  to adopt  the  1999  Recognition  and  Retention  Plan and  Trust
     Agreement.

               [   ] For      [   ] Against      [   ] Abstain


4. Proposal to ratify the appointment of Hannis T. Bourgeois, L.L.P. as the Company's independent auditors for the year ending December 31, 1999.

               [   ] For      [   ] Against      [   ] Abstain

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING.   [   ]

      The Board of Directors recommends that you vote FOR the Board of Directors' nominees listed above and FOR Proposals 2, 3 and 4. Shares of common stock of the Company will be voted as specified. If no specification is made, shares will be voted for the election of the Board of Directors' nominees to the Board of Directors, for Proposals 2, 3 and 4, and otherwise at the discretion of the proxies. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. This proxy may be revoked at any time before it is exercised.

                         Please be sure to sign and date
                          this Proxy in the box below.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above


      Detach above card, sign, date and mail in postage paid envelope provided.


                             HOMESTEAD BANCORP, INC.

      In their discretion , the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.
      The above signed hereby acknowledges receipt of the Notice of Annual Meeting of the Stockholders of Homestead Bancorp, Inc. called for April 21, 1999, a Proxy Statement for the Annual Meeting and the 1998 Annual Report to Stockholders.
      Please sign exactly as your name(s) appears on this Proxy. Only one signature is required in the case of a joint account. When signing in a representative capacity, please give title.


                   PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN
                  THIS PROXY CARD USING THE ENCLOSED ENVELOPE.